UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

BUILDERS FIRSTSOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6031 Connection Drive Suite 400
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 880-3500

Builders FirstSource, Inc.
2001 Bryan Street, Suite 1600
Dallas, Texas 75201

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Builders FirstSource, Inc. (“Builders FirstSource” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The owners of 119,159,309 shares of the Company’s common stock, representing 92.05% of the voting power of all the shares of common stock issued and outstanding on April 17, 2023, the record date for the meeting, were represented at the Annual Meeting. Each share of common stock was entitled to one vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) elected each of the Company’s four Class III Director nominees to serve a three-year term expiring at the annual meeting of stockholders in 2026, (ii) approved the 2022 compensation for the Company’s named executive officers, (iii) reaffirmed an annual vote for the frequency of advisory votes on executive compensation, (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and (v) rejected a stockholder proposal requesting that the Company adopt greenhouse gas emissions reduction targets. The results of the voting on proposals presented at the Annual Meeting were as follows:

Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Paul S. Levy	100,042,063	13,243,817	107,677	5,765,752
Cory J. Boydston	108,026,469	5,260,664	106,424	5,765,752
James O’Leary	101,912,922	11,374,682	105,953	5,765,752
Craig A. Steinke	80,019,997	32,530,244	843,316	5,765,752

Proposal No. 2: Advisory vote on the 2022 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
109,901,940	3,371,913	119,704	5,765,752

Proposal No. 3: Advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 years	3 years	Abstain	Broker Non-Vote
108,346,244	82,797	4,892,555	71,961	5,765,752

In accordance with the results of this vote, the Company will continue to provide an advisory vote on named executive officer compensation on an annual basis, until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal No. 4: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for year 2023.

For	Against	Abstain	Broker Non-Vote
116,373,465	2,669,703	116,141	0

Proposal No 5: Stockholder proposal requesting that the Company adopt greenhouse gas emissions reduction targets.

For	Against	Abstain	Broker Non-Vote
23,875,894	88,155,867	1,361,796	5,765,752

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Date:	June 14, 2023	By:	/s/ Timothy D. Johnson
Executive Vice President, General Counsel and Corporate Secretary